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                                                                  EXHIBIT 10.18


                   [SEARCH CAPITAL GROUP INC. LETTERHEAD]


                              EMPLOYMENT CONTRACT
                                GEORGE C. EVANS

                                   AMENDMENT


This memorandum references the employment contract between Search Capital Group, Inc. and George C. Evans dated January 20, 1995 amended on March 20, 1996 and again amended as of this date, February 13th, 1997, by incorporating the following changes and additions:

Term of Contract:

The original three-year contract that was to run three years beginning January 20, 1995 through January 20, 1998 was renewed on March 20, 1996 to run for three years through January 20, 1999 and is amended this date, February 13, 1997, to run through January 20, 2000 and/or for a period of three years from January 20, 1997.

Salary:

Current salary at $300,000 per year plus any adjustments to be made during the interim by the board.

Non-Compete:

Remains the same as executed on March 20, 1996.
Should George C. Evans leave the employment of Search, and compete against Search within the sub-prime automobile industry (Search Capital Group, Inc.'s core business), all salaries, benefits and stock/warrants not fully vested shall cease, provided that no mutually agreed upon agreement between Search Capital Group, Inc. and George C. Evans overrides these conditions.


Dated this 13th day of February, 1997.

Executed By:                            Executive Committee Approval:


/s/ GEORGE C. EVANS                     Abstaining
-------------------------               ----------
George C. Evans                         George C. Evans, Chairman


                                        /s/ LUTHER H. HODGES, JR.
                                        ----------------------------------
                                        Luther H. Hodges, Jr.


                                        /s/ RICHARD F. BONINI
                                        ----------------------------------
                                        Richard F. Bonini